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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) - March 29, 2000


                              GERALD STEVENS, INC.
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             (Exact name of registrant as Specified in its Charter)


          Florida                       0-05531                 41-0719035
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(State or other jurisdiction       (Commission File         (I.R.S. Employer
      of Incorporation)                Number)             Identification No.)


301 East Las Olas Blvd., Suite 300 Ft. Lauderdale, Florida         33301
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(Address of principal executive offices)                         (Zip Code)



                                  (954) 713-5000
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              (Registrant's Telephone Number, Including Area Code)



-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events.

         We are filing this Current Report on Form 8-K solely for the purpose of filing the press release included as Exhibit 99.1 hereto, relating to our private placement of 3,257,000 shares of our common stock at a price of $7.00 per share to institutional investors.

Item 7. Financial Statement and Exhibits

        (c)  Exhibits.

                                                                     Sequential
         Exhibit No.                  Description                   Page Number
         -----------                  -----------                   -----------
             99.1         Press Release dated March 29, 2000             5






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                                   SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GERALD STEVENS, INC.



Date:     April 5, 2000             By: /s/ Jeffrey M. Mattson
                                       ------------------------------------
                                       Jeffrey M. Mattson
                                       Vice President and General Counsel


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                                 EXHIBIT INDEX



              Exhibit No.                   Description
              -----------                   -----------


              99.1               Press release of Gerald Stevens dated
                                 March 29, 2000.